SUMMARY PROSPECTUS MAY 1, 2012	Focused Appreciation Portfolio

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s prospectus and other information about the Portfolio online at www.nmseriesfund.com. You can also get this information at no cost by calling 1-888-455-2232 or by sending an e-mail request to sfprospectus@northwesternmutual.com. The current prospectus and statement of additional information, each dated May 1, 2012, along with the Portfolio’s most recent annual report dated December 31, 2011, are incorporated by reference into this Summary Prospectus. The Portfolio’s statement of additional information and annual report may be obtained, free of charge, in the same manner as the prospectus.

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.76%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses*	0.80%
Fee Waiver**	(0.05)%
Total Annual Portfolio Operating Expenses After Fee Waiver**	0.75%

* Restated to reflect current expenses.

* * The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee, such that the management fee is 0.75% on the Portfolio’s first $100 million of assets, 0.70% on the next $200 million, 0.65% on the next $200 million and 0.60% on assets over $500 million. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2013.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$77	$253	$444	$995

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 45.98% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily in the equity securities of companies selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well established companies to smaller, emerging growth companies. In seeking to

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Focused Appreciation Portfolio

implement its growth strategy, the adviser employs a “bottom up” approach in choosing investments for the Portfolio. That is, the adviser looks at companies one at a time to determine if a company is an attractive investment opportunity and is consistent with the Portfolio’s investment policies. In reviewing potential investment candidates, the adviser places extra emphasis on the following key investment criteria: strong market share and pricing power, open-ended growth potential, strong cash flow and clear strategy for investing, and significant appreciation potential relative to current price.

The Portfolio is classified as nondiversified under the Investment Company Act of 1940, as amended. As a nondiversified fund, the Portfolio may hold larger positions in a smaller number of companies and, in anticipation of such investments, may hold a correspondingly larger position in cash pending investment. The Portfolio invests primarily in a core group of 20-40 common stocks.

The Portfolio also may invest in special situations. A special situation arises when, in the opinion of the adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security.

Within the parameters of its specific investment policies, the Portfolio may invest up to 20% of net assets in American Depositary Receipts and securities of foreign issuers, which may include investments in emerging markets. The Portfolio may use short sales, futures, options, swap agreements and other derivative instruments individually, or in combination, to hedge (to offset risks associated with an investment, currency exposure or market conditions), to earn income and to seek to enhance returns.

Portfolio securities may be sold for a variety of reasons, including to secure gains, to limit losses, to make room in the Portfolio for more promising opportunities or based on the Portfolio’s absolute and relative risk monitoring targets.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

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Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money. Also, an actively managed Portfolio using a growth style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. To the extent the Portfolio holds cash, it risks missing out on potential investment opportunities.

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Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The primary risks associated with the Portfolio’s use of derivatives are leverage, which could cause the Portfolio to lose more than the principal amount invested, the risk that changes in the value of a derivative may not correlate as intended with the underlying asset, rate or index, liquidity risk, the risk of mispricing or improper valuation and the risk that a decrease in value may offset positive returns from the Portfolio’s other investments. Derivatives used by the Portfolio may also involve management, credit, and interest rate risks.

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Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities. Investments in rights and warrants may be more volatile than the underlying investments in stocks.

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Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.

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Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.

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Focused Appreciation Portfolio

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Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

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Mid and Small Cap Company Risk – Investing in mid and small cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

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Nondiversification Risk – The Portfolio is classified as a nondiversified fund and is permitted to invest a greater portion of its assets in a single security or a small number of securities. As a result, an increase or decrease in the value of single security held by the Portfolio may have a greater impact on the Portfolio’s net asset value and total return, and the Portfolio’s performance could be more volatile than the performance of funds that hold a greater number of securities.

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Special Situation Risk – The risk that the change or event anticipated by the adviser when purchasing a company might not occur or attract the expected attention, which could have a negative impact on the price of the company’s securities. Investing in special situations may involve heightened volatility in the value of the securities purchased and may cause greater risk of loss.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 2nd – ‘09 17.90%    Worst Qtr: 4th – ‘08 -23.19%

Average Annual Total Return

(for periods ended December 31, 2011)

1 Yr	5 Yrs	Since Inception on 05/01/03
Focused Appreciation Portfolio
-6.10%	2.16%	8.07%
Russell 1000® Growth Index
2.64%	2.50%	6.21%
Lipper® Variable Insurance Products (VIP) Large Cap Growth Funds Average
-2.38%	0.96%	—

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: Janus Capital Management LLC (Janus)

Portfolio Manager: Ron Sachs, Vice President of Janus, has been a Portfolio Manager of Janus since 2000, and has managed the Portfolio since 2008.

TAX INFORMATION

Shares of the Portfolio are offered only for funding variable annuity contracts and variable life insurance policies offered by The Northwestern Mutual Life Insurance Company through separate accounts. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions. Investors in variable annuity contracts and variable life insurance policies should refer to the prospectuses for the variable products for a discussion of the tax considerations that affect the insurance company and its separate accounts and the tax consequences to investors of owning such products.

COMPENSATION TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Neither the Portfolio nor any related companies pay compensation to broker-dealers or other financial intermediaries for the sale of Portfolio shares or related services. Investors in variable annuity contracts and variable life insurance policies should refer to the prospectuses for the variable products for important information about compensation paid to financial intermediaries for sales of variable annuity contracts and variable life insurance policies.

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